MML SERIES INVESTMENT FUND II

Supplement dated March 1, 2013 to the

Prospectus dated May 1, 2012 and the

MML Equity Fund Summary Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces the information for Mitch Williams under the heading Portfolio Managers relating to the MML Equity Fund in the section titled Management (page 14 in the Prospectus):

Michael S. Levine is a Vice President of OFI. He has managed the Fund since February 28, 2013. Effective as of March 11, 2013, Laton Spahr will replace Mr. Levine as portfolio manager of the Fund.

Effective immediately, the following information replaces the information for Mitch Williams of OppenheimerFunds, Inc. (“OFI”) found on page 61 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Michael S. Levine, CFA

is a portfolio manager of a portion of the MML Equity Fund. Mr. Levine has been a Vice President of OFI since June 1998 and a Senior Portfolio Manager of OFI since September 2000.

Effective as of March 11, 2013, Laton Spahr will replace Mr. Levine as portfolio manager of the Fund.

Laton Spahr, CFA

is a portfolio manager of a portion of the MML Equity Fund. Mr. Spahr was a Senior Portfolio Manager at Columbia Management Investment Advisers, LLC (“Columbia Management”) from 2003 to 2013 and was an Equity Analyst at Columbia Management from 2001 to 2002.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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